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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 12, 2008

                          WHY USA FINANCIAL GROUP, INC.
              -----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             NEVADA                  000-30601                  87-0390603
   ---------------------------     ------------            -------------------
  (STATE OR OTHER JURISDICTION      (COMMISSION               (IRS EMPLOYER
       OF INCORPORATION)            FILE NUMBER)           IDENTIFICATION NO.)


        2801 S. WAYZATA BOULEVARD, SUITE 100
        MINNEAPOLIS, MN                                           55405
       --------------------------------------                   ----------
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (612) 767-5037

                                 NOT APPLICABLE
         ---------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS


On February 12, 2008, WHY USA Financial Group, Inc. issued the shareholder letter which is attached hereto as Exhibit 99.1.


In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable.

     (d) Exhibits.

         99.1 WHY USA Financial Group, Inc., shareholder letter dated February 12, 2008.


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SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              WHY USA FINANCIAL GROUP, INC.

Date: February 12, 2008                       By:  /s/ James Kylstad
                                                  ------------------------------
                                                   James B. Kylstad
                                                   Chief Executive Officer
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                                  EXHIBIT INDEX



EXHIBIT  DESCRIPTION
-------  -----------------------------------------------------------------------
 99.1    WHY USA Financial Group, Inc. shareholder letter dated February 12,
         2008.